NATIXIS FUNDS

Supplement dated October 11, 2016 to the Prospectus dated May 1, 2016, as may be revised or supplemented from time to time, for the following funds.

ASG Dynamic Allocation Fund	Gateway Equity Call Premium Fund
ASG Global Alternatives Fund	Gateway Fund
ASG Global Macro Fund	Loomis Sayles Strategic Alpha Fund
ASG Managed Futures Strategy Fund	McDonnell Intermediate Municipal Bond Fund
ASG Tactical U.S. Market Fund	SeeyondSM Multi-Asset Allocation Fund

Effective immediately, within the subsection “Portfolio Holdings” under the section “More Information About the Funds’ Strategies” in the prospectus, the references to the Natixis Funds’ website have been updated for easier access to each Fund’s full portfolio holdings and top 10 holdings with the sentences being restated as follows:

In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 7 days for ASG Dynamic Allocation Fund, ASG Global Alternatives Fund, ASG Global Macro Fund, ASG Managed Futures Strategy Fund, and ASG Tactical U.S. Market Fund and 30 days for Gateway Equity Call Premium Fund, Gateway Fund, Loomis Sayles Strategic Alpha Fund, McDonnell Intermediate Municipal Bond Fund and SeeyondSM Multi-Asset Allocation Fund, is available on the Funds’ website at ngam.natixis.com/holdings.

In addition, a list of the Loomis Sayles Strategic Alpha Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end and a list of the ASG Tactical U.S. Market Fund’s top 10 equity holdings as of the month-end is generally available after an aging period of at least 7 days on the Funds’ website at ngam.natixis.com/performance.